SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported): 11/10/98


                   USAA FEDERAL SAVINGS BANK
          (Originator of the Trust referred to herein)
     (Exact name of registrant as specified in its charter)


              USAA AUTO LOAN GRANTOR TRUST 1997-1
             (Issuer with respect to Certificates)


United States            333-37471             14-2291652
(State or other          (Commission           (IRS employee
jurisdiction of          file number)          identification
incorporation)				       no.)


10750 McDermott Freeway, San Antonio, Texas              78288
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number,
including area code                             (210) 498-2265

                   Exhibit Index is on Page 4

            Page 1 of 6 sequentially numbered pages
Doc #40578

Item 5.   Other Events

          On November 10, 1998, the USAA Auto Loan Grantor Trust 1997-1 made the distribution to Certificateholders contemplated by the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of October 1, 1997, between USAA Federal Savings Bank, as Seller and Servicer (the "Bank"), and The Chase Manhattan Bank, as Trustee.

          A copy of the Certificateholder Report for such Distribution Date delivered pursuant to Section 14.7 of the Pooling and Servicing Agreement is being filed as an Exhibit to this Current Report on Form 8-K.

Item 7(c).     Exhibits

	       Exhibit

		   28.1 Certificateholder Report,
                   dated November 10, 1998, delivered pursuant to
                   Section 14.8 of the Pooling and Servicing
                   Agreement, dated as of October 1, 1997,
                   between USAA Federal Savings Bank, as Seller and Servicer, and The Chase Manhattan Bank, as Trustee.

                           SIGNATURES


          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              USAA FEDERAL SAVINGS BANK


                              /s/ MICHAEL J. BROKER
                              -----------------------------
                              By:  MICHAEL J. BROKER
                              Title: VICE PRESIDENT -
                                     BANKING COUNSEL


Date:  November 12, 1998

                       INDEX TO EXHIBITS

                                             Sequentially
Exhibit             Description              Numbered Page
-------             -----------              ------------------
 28.1               Certificateholder               6
                    Report, dated
                    November 10, 1998
                    delivered pursuant to
                    Section 14.8 of the
                    Pooling and Servicing
                    Agreement, dated as of
                    October 1, 1997, between
                    USAA Federal Savings
                    Bank, as Seller and
                    Servicer, and The Chase
                    Manhattan Bank, as Trustee

                          EXHIBIT 28.1

Page 1            USAA Auto Loan Grantor Trust 1997-1
    $679,200,00 6.00% Automobile Loan Pass-Through Certificates, Class A $21,005,448.34 6.15% Automobile Loan Pass-Through Certificates, Class B
                MONTHLY SERVICER CERTIFICATE REPORT

Collection Period # Beginning Date                                  10/01/98
Collection Period # End Date                                        10/31/98
Distribution Date                                                   11/10/98

I.  Available Amount in the Certificate Account
A.  Credits
    1. Payments from Obligors Applied to Collection Period
       a.  Principal Payments                                 $21,441,672.82
       b.  Interest Payments                                   $2,762,036.49
       c.  Total (a+b)                                        $24,203,709.31
    2. Repurchase Amount From Repurchased Receivable
       a.  Principal Payments                                          $0.00
       b.  Interest Payments                                           $0.00
       c.  Total (a+b)                                                 $0.00
    3. Recovery of Defaulted Receivable
       a. Principal Recovery Amount                               $72,759.35
       b. Principal Balance of Defaulted Receivable              $225,859.27
       c. Net Principal loss                                     $153,099.92
    4. Advance of Servicer                                        $79,372.51
    5. Investment Earnings on Certificate Account
       (as of month end)                                         $109,720.80
    6. Overpayment from Obligors                                       $0.00
    7. Net Adjustments
       a. to Interest Collections                                      $0.00
       b. to Principal Collections                                     $0.00
    8. Total Credits (sum 1 through 7)                        $24,465,561.97
B.  Debits
    1. Overpayment from Obligors                                       $0.00
    2. Total Debits                                                    $0.00
C.  Total Collections (A-B)                                   $24,465,561.97
    1. Available Interest Collections                          $2,951,129.80
    2. Available Principal Collections                        $21,514,432.17

II. Receivable Pool Balance
A.  Original Principal Pool Balance                          $700,205,448.34
B.  Principal Pool Balance as of the Beginning
    of the Collection Period                                 $397,302,599.92
C.  Principal Pool Balance as of the End of
    the Collection Period                                    $375,635,067.83

III. Certificate Principal Balances For the Collection Period
A.  Class A Certificates
    1. Beginning Class A Balance                             $385,384,237.03
    2. Ending Class A Balance                                $364,366,730.90
B.  Class B Certificates
    1. Beginning Class B Balance                              $11,918,362.89
    2. Ending Class B Balance                                 $11,268,336.93

IV. Reserve Account Balance For the Collection Period
A.  Initial Reserve Account Deposit                           $10,503,081.73
B.  Beginning Reserve Account Balance                          $7,946,052.00
C.  Ending Reserve Account Balance                             $7,512,701.36

V.  Summary of Cash Disbursements
A.  Available Collections                                     $24,465,561.97
B.  Withdrawals from Reserve Account                             $433,350.64
C.  Total Available Collections                               $24,898,912.61
D.  Reimbursement of Advance                                      $80,897.01
E.  Payment of Servicing Fee                                     $331,085.50
F.  Interest paid to Class A Certificates                      $1,926,921.19
G.  Interest paid to Class B Certificates                         $61,081.61
H.  Principal paid to Class A Certificates                    $21,017,506.13
I.  Principal paid to Class B Certificates                       $650,025.96
J.  Remaining Available Collections                              $831,395.21
K.  Deposit from Remaining Available Collections
    to fund Reserve Account                                            $0.00
L.  Remaining Available Collections Released to Seller           $831,395.21

Page 2            USAA Auto Loan Grantor Trust 1997-1
    $679,200,00 6.00% Automobile Loan Pass-Through Certificates, Class A $21,005,448.34 6.15% Automobile Loan Pass-Through Certificates, Class B
                MONTHLY SERVICER CERTIFICATE REPORT

VI. Scheduled Monthly Interest Distribution
A.  Available Interest Collections                             $2,951,129.80
B.  Reimbursement of Advance
    1. Prior Advance Outstanding                                  $80,897.01
    2. Reimbursement of Prior Advance Outstanding
       from Interest Collections                                  $80,897.01
    3. Remaining Prior Advance Outstanding                             $0.00
    4. Reimbursement of Prior Advance Outstanding
       from Spread Account                                             $0.00
    5. Remaining Prior Advance Outstanding                             $0.00
    6. Current Advance                                            $79,372.51
    7. Total Advance Outstanding for the Period                   $79,372.51
C. Total Reimbursement of Advance paid                            $80,897.01
D. Remaining Available Interest Collections                    $2,870,232.79
E. Servicing Fee
   1. Current Servicing Fee Accrued                              $331,085.50
   2. Unpaid Servicing Fees From Prior Collection Periods              $0.00
   3. Total Servicing Fee Due                                    $331,085.50
   4. Payment of Servicing Fee from Interest Collections         $331,085.50
   5. Payment of Servicing Fee from Reserve Account                    $0.00
   6. This period unpaid Servicing Fee                                 $0.00
F. Total Servicing Fee paid                                      $331,085.50
G. Remaining Available Interest Collections                    $2,539,147.29
H. Class A Interest Distribution Amount
   1. Class A Coupon Rate                                              6.00%
   2. Class A Monthly Interest                                 $1,926,921.19
   3. Class A Interest Carryover Shortfall                             $0.00
   4. Class A Interest on Interest Carryover Shortfall                 $0.00
   5. Class A Interest Distributable Amount		       $1,926,921.19
   6. Payment of Class A Interest Distributable Amount
      from Interest Collections                                $1,926,921.19
   7. Payment of Class A Interest Distributable Amount
      from Spread Account                                              $0.00
   8. Payment of Class A Interest Distributable Amount
      Class B Percentage of Available Principal                        $0.00
   9. This period Class A Interest Carryover Shortfall                 $0.00
I. Total Interest paid to Class Certificates                   $1,926,921.19
J. Remaining Available Interest Collections                      $612,226.10
K. Class B Interest Distribution Amount
   1. Class B Coupon Rate                                              6.15%
   2. Class B Monthly Interest                                    $61,081.61
   3. Class B Interest Carryover Shortfall                             $0.00
   4. Class B Interest on Interest Carryover Shortfall                 $0.00
   5. Class B Interest Distributable Amount                       $61,081.61
   6. Payment of Class B Interest Distributable Amount
      from Interest Collections                                   $61,081.61
   7. Payment of Class B Interest Distributable Amount
      from Spread Account                                              $0.00
   8. This period Class B Interest Carryover Shortfall                 $0.00
L. Total Interest paid to Class B Certificates                    $61,081.61
M. Remaining Available Interest Collections                      $551,144.49

Page 3            USAA Auto Loan Grantor Trust 1997-1
    $679,200,00 6.00% Automobile Loan Pass-Through Certificates, Class A $21,005,448.34 6.15% Automobile Loan Pass-Through Certificates, Class B
                MONTHLY SERVICER CERTIFICATE REPORT

VII. Scheduled Monthly Principal Distributions
A.  Principal Distribution Amount
    1. Available Principal Collections                        $21,514,432.17
    2. Net Principal Losses                                      $153,099.92
    3. Total (1 + 2)                                          $21,667,532.09

B.  Total Available Collections
    1. Remaining Available Principal Collections              $21,514,432.17
    2. Remaining Available Interest Collections                  $551,144.49
    3. Total (1 + 2)                                          $22,065,576.66

C.  Class A Percentage of Principal Distribution Amount               97.00%

D.  Class A Principal Distribution Amount
    1. Beginning Class A Principal Balance                   $385,384,237.03
    2. Class A Monthly Principal                              $21,017,506.13
    3. Class A Principal Carryover Shortfall                           $0.00
    4. Total Class A Principal Distribution Amount            $21,017,506.13
    5. Payment of Class A Principal Distribution
       Amount from Available Collections                      $21,017,506.13
    6. Payment of Class A Principal Distribution
       from Spread Account                                             $0.00
    7. Class A Principal Carryover Shortfall
       for the Period                                                  $0.00
    8. Ending Class A Principal Balance                      $364,366,730.90

E.  Total Principal paid to Class A Certificates              $21,017,506.13

F.  Remaining Available Collections                            $1,048,070.53

G.  Class B Percentage of Principal Distribution Amount                3.00%

H.  Class B Principal Distribution Amount
    1. Beginning Class B Principal Balance                    $11,918,362.89
    2. Class B Monthly Principal                                 $650,025.96
    3. Class B Percentage of Available Principal
       used to pay Class A Interest                                    $0.00
    3. Class B Principal Carryover Shortfall                           $0.00
    4. Total Class B Principal Distribution Amount               $650,025.96
    5. Payment of Class B Principal Distribution
       Amount from Available Collections                         $650,025.96
    6. Payment of Class B Principal Distribution
       Amount from Spread Account                                      $0.00
    7. Class B Principal Carryover Shortfall for the Period            $0.00
    8. Ending Class B Principal Balance                       $11,268,336.93

I.  Total Principal paid to Class B Certificates                 $650,025.96

J.  Remaining Available Collections                              $398,044.57

Page 4            USAA Auto Loan Grantor Trust 1997-1
    $679,200,00 6.00% Automobile Loan Pass-Through Certificates, Class A $21,005,448.34 6.15% Automobile Loan Pass-Through Certificates, Class B
                MONTHLY SERVICER CERTIFICATE REPORT

VIII. Required Reserve Account Amount for Next Distribution Date
A.  Reserve Account Required Amount.
    1. Floor Amount = min (1.00% of Initial Pool Balance,
       Ending Pool Balance)                                    $7,002,054.48
    2. Maximum Amount = 2% of Ending Pool Balance              $7,512,701.36
    3. Reserve Account Amount (Max: 1. or 2.)                  $7,512,701.36

B.  Reserve Account Triggers
    1. Average Three Period Delinquency Percentage                     0.10%
    2. Delinquency Percentage Trigger                                  1.25%
    3. Average Three Period Charge off Rate                            0.55%
    4. Charge Off Rate Trigger                                         1.25%
    5. Required Reserve Account Percentage Specified                   4.00%
    6. Reserve Account Trigger Amount (if 1. > 2.
       or 3. > 4. then 4% of Ending Pool Balance, else 0)              $0.00

C.  Required Reserve Account Amount for Next Period
    (Max: A or B)                                              $7,512,701.36

D.  Remaining Available Collections                              $398,044.57

E.  Reserve Account Activity
    1. Beginning Reserve Account Balance                       $7,946,052.00
    2. Withdrawal from Reserve Account to pay
       Servicer Advance                                                $0.00
    3. Withdrawal from Reserve Account to pay
       Servicing Fee                                                   $0.00
    4. Withdrawal from Reserve Account to pay
       Class A Interest                                                $0.00
    5. Withdrawal from Reserve Account to pay
       Class B Interest                                                $0.00
    6. Withdrawal from Reserve Account to pay
       Class A Principal                                               $0.00
    7. Withdrawal from Reserve Account to pay
       Class B Principal                                               $0.00
    8. Deposit from Remaining Available Collections
       to fund Reserve Account                                         $0.00
    9. Withdrawal of funds in Reserve Account in
       Excess of Required Reserve Account Balance                $433,350.64
   10. Ending Reserve Account Balance                          $7,512,701.36

Page 5           USAA Auto Loan Grantor Trust 1997-1
    $679,200,00 6.00% Automobile Loan Pass-Through Certificates, Class A $21,005,448.34 6.15% Automobile Loan Pass-Through Certificates, Class B
                MONTHLY SERVICER CERTIFICATE REPORT

IX. Delinquency and Default Information
A.  Automobiles Delinquency Information
       Delinquency                                                 Principal
       31-60 days                                              $1,432,191.36
       61-90 days                                                $388,130.41
       91-120 days                                                $66,827.48
       Total                                                   $1,887,149.25

       Delinquency                                                     Units
       31-60 days                                                        173
       61-90 days                                                         45
       91-120 days                                                         9
       Total                                                             227

B.  Delinquency Percentage
    1. Outstanding Principal Balance for Delinquency
       >=60 days                                                 $454,957.89
    2. Portfolio Principal Ending Balance for Collection
       Period                                                $375,635,067.83
    3. Delinquency Percentage (1/2)                                    0.12%
    4. Outstanding Principal Balance for Delinquency
       >=90 days                                                  $66,827.48
    5. Portfolio Principal Ending Balance for
       Collection Period                                     $375,635,067.83
    6. Delinquency Percentage (4/5)                                    0.02%

X.  Portfolio Average Delinquency Ratio
A.  Delinquency Ratio for 2 Collection Periods Prior                   0.09%
B.  Delinquency Ratio for Prior Collection Period                      0.08%
C.  Delinquency Ratio for Current Collection Period                    0.12%
D.  Average Delinquency Ratio ((sum A through C)/3)                    0.10%

XI. Portfolio Average Net Loss Ratio
    1. Principal Recoveries of Defaulted Receivable               $72,759.35
    2. Principal Balance of Defaulted Receivable                 $225,859.27
    4. Average Pool Balance for Collection Period            $386,468,833.88
    5. Net Loss Ratio ((2-1)/3)                                        0.48%

A.  Net Loss Ratio for 2 Collection Periods Prior                      0.74%
B.  Net Loss Ratio for Prior Collection Period                         0.42%
C.  Net Loss Ratio for Current Collection Period                       0.48%
D.  Average Net Loss Ratio ((sum A through C)/3)                       0.55%

Weighted Average Coupon                                                8.42%
Weighted Average Maturity                                              32.83

Page 6           USAA Auto Loan Grantor Trust 1997-1
    $679,200,00 6.00% Automobile Loan Pass-Through Certificates, Class A $21,005,448.34 6.15% Automobile Loan Pass-Through Certificates, Class B
                MONTHLY SERVICER CERTIFICATE REPORT

On November 15, 1998, interest earned and principal paid of the underlying assets for the month of October 1998 were paid to you by the paying agent on behalf of Chase Manhattan Bank, in its capacity as Trustee for the above referenced issue. The following information is being provided pursuant to Section 14.8 of the Pooling and Servicing
Agreement, dated as of October 1, 1997. This payment per $1,000 of original issuance of your holdings is allocated as follows:

1)  Class A Principal                                        $21,017,506.13
    Principal Factor                                              0.0545365

2)  Class A Interest                                          $1,926,921.19
    Interest Factor                                               0.0050000
    Total per each individual Class A Certificate                $22,944.43

3)  Class B Principal                                           $650,025.96
    Principal Factor                                              0.0545399

4)  Class B Interest                                             $61,081.61
    Interest Factor                                               0.0051250
    Total per each individual Class B Certificate                   $711.11

5)  Fees and Compensation paid to Servicer
    (a) Total                                                   $331,085.50
    (b) Per individual Class A and Class B Certificate              $331.09

6)  The amount deposited into the Reserve Account                     $0.00

7)  Aggregate Unreimbursed Advance
    This Month                                                   $79,372.51
    Previous Month                                                    $0.00
    Change from Previous Month                                   $79,372.51

8) (a) Pool Balance after this payment                      $375,635,067.83
   (b) Pool Factor after this payment                             0.5203712

9) (a) Available Reserve Account Amount                       $7,946,052.00
   (b) Percent of Pool Balance                                        2.00%

10) Required Reserve Account Amount                           $7,512,701.36